Skillz Reports Record Q2 Revenue and Updates 2021 Guidance

- 22nd Consecutive Quarter of Growth

- Company Completes Aarki Acquisition and Investment in Exit Games in July

- Updates Organic Revenue Guidance Up to $376 Million

SAN FRANCISCO – August 3, 2021 – Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today announced financial results for the second quarter ended June 30, 2021.

“Skillz is pleased to report strong revenue growth for the 22nd consecutive quarter and the closing of our acquisition of marketing platform Aarki, which will increase the efficiency of our user acquisition spend,” said Andrew Paradise, CEO and founder of Skillz. “Together with our partners, we continue to accelerate our vision of connecting the world through the power of competition.”

Q2 Financial Highlights

•Revenue grew to $89.5 million during the second quarter of 2021, up 52% over the prior year.
•Gross profit grew to $85.1 million during the second quarter of 2021, up 52% over the prior year.
•Gross margin was 95% during the second quarter of 2021, in line with prior year.
•Net loss increased to $79.6 million during the second quarter of 2021, compared with $20.2 million in the prior year.
•Adjusted EBITDA was $(31.6) million during the second quarter of 2021, $28.3 million lower than the prior year.
•Gross Marketplace Volume1 (GMV) grew to $608.5 million during the second quarter of 2021, up 47% over the prior year.
•Cash on balance sheet of $692.8 million and no debt at the end of second quarter 2021.

Q2 Business Highlights

•Acquired Aarki, a growing demand-side platform with more than 465 million monthly users, rich data engines, and proprietary machine-learning algorithms that deliver industry-leading ROI to its advertiser customers. Aarki broadens Skillz’s footprint by combining Skillz’s leading monetization with Aarki’s advanced User Acquisition capabilities.
•Formed a strategic alliance with Exit Games, a private German company whose advanced technology allows developers to create and host real-time, synchronous, multiplayer games. Skillz’s $50 million investment for a minority stake in Exit Games will give the Company permanent access to Exit’s technology to power its esports tournaments and platform exclusively, as well as dramatically accelerate the development of multiplayer synchronous content on the Skillz platform.
•Officially launched our multi-phase partnership with the NFL, kicking off a developer challenge to identify new NFL-branded mobile game(s). Hundreds of game proposals were submitted, and in collaboration with the NFL, Skillz reviewed the concepts and
1 Gross Marketplace Volume means the total entry fees paid by users for contests hosted on Skillz’s platform. Total entry fees include entry fees paid by end-users using cash deposits, prior cash winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.

selected 14 semi-finalists, who have moved into the development phase of the competition.
•Launched Big Buck Hunter: Marksman, successfully advancing the mobile version of the legendary arcade game through the first phase of scale testing. Skillz continues to work to optimize performance in preparation for scaling.

Financial Outlook

The Company is updating its full-year 2021 revenue guidance from $375 million to $376 million for Skillz on a stand-alone basis, plus $13 million revenue contribution from the business combination with Aarki resulting in combined 2021 revenue of $389 million.

Investor Conference Call and Webcast

Earlier today, Skillz posted a stockholder letter and short video featuring Andrew Paradise, Founder and CEO at Skillz, discussing the second quarter results on its investor relations website at http://investors.skillz.com. A live question and answer conference call and audio webcast with analysts and investors will begin at 5:30pm Eastern Time (ET).

The Q&A conference call can be accessed by registering online for the Skillz Conference, at which time registrants will receive dial-in information as well as a passcode and registrant ID. At the time of the call, participants will dial in using the numbers in the confirmation email and enter their passcode and ID, upon which they will enter the conference call. Registration to a live audio-webcast of the discussion in listen-only mode is available at webcast registration.

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the Q&A conference call will be available through August 10, 2021 and can be accessed by dialing 1-929-458-6194 (domestic) or +44-204-525-0658 (international) and entering the passcode 684073.

About Skillz Inc.
Skillz is the leading mobile games platform that connects players in fair, fun, and meaningful competition. The Skillz platform helps developers build multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual esports tournaments for millions of mobile players worldwide, and distributes millions in prizes each month. Skillz has earned recognition as one of Fast Company’s Most Innovative Companies, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, and the #1 fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA and Non-GAAP Operating Expenses, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable measures under GAAP. The Company’s management believes Adjusted EBITDA and Non-GAAP Operating Expenses are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses is not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities (including derivatives) associated with debt and equity transactions and impairment charges, as they are not indicative of business operations. The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to impairment charges, as they are not indicative of business operations.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; and as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Source: Skillz Inc.

Contacts:
Investors: ir@skillz.com
Media: pr@skillz.com

Skillz Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except for number of shares and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Revenue	$89,491	$58,878	$173,168	$102,437
Costs and expenses:
Cost of revenue	4,386	2,937	8,642	5,704
Research and development	10,140	4,518	17,422	8,884
Sales and marketing	99,523	52,369	195,846	99,194
General and administrative	25,432	11,642	52,716	16,475
Total costs and expenses	139,481	71,466	274,626	130,257
Loss from operations	(49,990)	(12,588)	(101,458)	(27,820)
Interest expense, net	(25)	(957)	(49)	(1,273)
Change in fair value of common stock warrant liabilities	(29,595)	—	(31,703)	—
Other income (expense), net	80	(6,584)	130	(6,533)
Loss before income taxes	(79,530)	(20,129)	(133,080)	(35,626)
Provision for income taxes	65	28	107	53
Net loss	$(79,595)	$(20,157)	$(133,187)	$(35,679)
Net loss per share attributable to common stockholders – basic and diluted	$(0.21)	$(0.07)	$(0.36)	$(0.13)
Weighted average common shares outstanding – basic and diluted	385,945,332	289,823,175	371,519,800	284,054,689

Skillz Inc.
Consolidated Balance Sheets
(Unaudited, in thousands, except for number of shares and par value per share amounts)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$692,778	$262,728
Warrant exercise receivable	1,185	—
Prepaid expenses and other current assets	14,608	10,491
Total current assets	708,571	273,219
Property and equipment, net	5,701	5,292
Other long-term assets	6,186	3,910
Total assets	$720,458	$282,421
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$11,071	$22,039
Accrued professional fees	725	5,699
Short-term common stock warrant liabilities	77,607	—
Other current liabilities	35,531	19,618
Total current liabilities	124,934	47,356
Long-term common stock warrant liabilities	60,688	178,232
Other long-term liabilities	24	46
Total liabilities	185,646	225,634
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of June 30, 2021 and December 31, 2020	—	—
Common stock $0.0001 par value; 625 million shares authorized; Class A common stock – 500 million shares authorized; 328 million and 292 million shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively; Class B common stock – 125 million shares authorized; 69 million and 78 million shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	39	37
Additional paid-in capital	906,275	295,065
Accumulated deficit	(371,502)	(238,315)
Total stockholders’ equity	534,812	56,787
Total liabilities and stockholders’ equity	$720,458	$282,421

Skillz Inc.
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended June 30,
	2021	2020
Operating Activities
Net loss	$(133,187)	$(35,679)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,102	635
Stock-based compensation	26,719	5,903
Accretion of unamortized discount and amortization of issuance costs	19	539
Fair value adjustment of derivatives	—	6,589
Impairment charges	—	3,395
Change in fair value of common stock warrant liabilities	31,703	—
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(4,417)	(3,024)
Accounts payable	(2,701)	3,737
Accrued professional fees	(119)	–
Other liabilities	15,891	8,589
Net cash used in operating activities	(64,990)	(9,316)
Investing Activities
Purchases of property and equipment, including internal-use software	(1,508)	(1,875)
Investment in non-marketable equity security	(2,000)	—
Net cash used in investing activities	(3,508)	(1,875)
Financing Activities
Borrowings under debt agreements, net of issuance costs	—	(201)
Payments under debt agreements	—	(10,000)
Proceeds from issuance of common stock in follow-on offering, net of underwriting commissions, and offering costs	402,139	—
Payments made towards offering costs	(13,221)	—
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	64,877
Proceeds from exercise of stock options and issuance of common stock	109	371
Proceeds from exercise of common stock warrants	109,521	—
Payments made to repurchase common stock	—	(543)
Net cash provided by financing activities	498,548	54,504
Net change in cash, cash equivalents and restricted cash	430,050	43,313
Cash, cash equivalents and restricted cash – beginning of year	265,648	28,548
Cash, cash equivalents and restricted cash – end of year	$695,698	$71,861
Supplemental cash flow data:
Cash paid during the period for:
Interest	$30	$785
Noncash investing and financing activities:
Deferred offering costs in accounts payable and accrued liabilities	$725	$—
Warrant exercise receivable	$1,185	$—
Warrant liability reclassified to additional paid-in capital	$71,640	$—

Skillz Inc.
Reconciliation of GAAP Net loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net loss	$(79,595)	$(20,157)	$(133,187)	$(35,679)
Interest expense, net	25	957	49	1,273
Stock-based compensation	15,774	5,546	26,719	5,903
Change in fair value of common stock warrant liabilities	29,595	—	31,703	—
Provision for income taxes	65	28	107	53
Depreciation and amortization	547	327	1,102	635
Impairment Charges(2)	—	3,395	—	3,395
Other (income) expense, net	(80)	6,584	(130)	6,533
One-time nonrecurring expenses(1)	2,090	—	10,929	—
Adjusted EBITDA	$(31,579)	$(3,320)	$(62,708)	$(17,887)

(1) For the three and six months ended June 30, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering, Aarki acquisition, and executive severance expense.

(2) For the three and six months ended June 30, 2020, amounts represent an impairment charge of a lease deposit and prepayment in connection with a lease agreement related to our facilities in San Francisco.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Research and development	$10,140	$4,518	$17,422	$8,884
Less: stock-based compensation	(2,215)	(817)	(3,422)	(1,022)
Less: one-time nonrecurring expenses(1)	(139)	—	(277)	—
Non-GAAP research and development	$7,786	$3,701	$13,723	$7,862

Sales and marketing	$99,523	$52,369	$195,846	$99,194
Less: stock-based compensation	(2,550)	(957)	(4,388)	(1,073)
Less: one-time nonrecurring expenses(1)	(131)	—	(263)	—
Non-GAAP sales and marketing	$96,842	$51,412	$191,195	$98,121

General and administrative	$25,432	$11,642	$52,716	$16,475
Less: stock-based compensation	(11,009)	(3,772)	(18,909)	(3,808)
Less: impairment charges (2)	—	(3,395)	—	(3,395)
Less: one-time nonrecurring expenses(1)	(1,820)	—	(10,389)	—
Non-GAAP general and administrative	$12,603	$4,475	$23,418	$9,272

(1) For the three and six months ended June 30, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering, Aarki acquisition, and executive severance expense.

(2) For the three and six months ended June 30, 2020, amounts represent an impairment charge of a lease deposit and prepayment in connection with a lease agreement related to our facilities in San Francisco.

Skillz Inc.
Supplemental Financial Information
(Unaudited, in millions, except ARPU and ARPPU)

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Monthly active users (“MAUs”)(1)	2.4	2.6	2.5	2.6
Average revenue per user (“ARPU”)(2)	$12.46	$7.69	$11.44	$6.65
Paying monthly active users (“PMAUs”)(3)	0.46	0.30	0.47	0.28
Average revenue per paying user (“ARPPU”)(4)	$64.36	$64.99	$62.06	$60.64
Gross marketplace volume (“GMV”)(5)	$609	$413	$1,175	$719

(1) “Monthly Active Users” or “MAUs” means the number of end-users who entered into a paid or free contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(3) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period.

(4) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period.

(5) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’s platform. Total entry fees include entry fees paid by end-users using cash deposits, prior cash winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.